UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2022

MIND Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Timberloch Place, Suite 400
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-353-4475

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 26, 2022, Robert J. Albers, a member of the Board of Directors of MIND Technology, Inc., a Delaware corporation (the “Company”) passed away. Mr. Albers joined the Company’s Board of Directors in January 2008. Mr. Albers, an independent director, served as member of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) at the time of his passing.

Following Mr. Albers’ death, the Audit Committee has been reduced to two members, each of whom is an independent director pursuant to the Nasdaq Listing Rules. As a result, the Company is no longer compliant with Nasdaq’s Listing Rule 5605(c)(2), which requires that the Audit Committee of a Nasdaq listed company consist of at least three members, each of whom is an independent director pursuant to the Nasdaq Listing Rules.

The Company intends to take actions to satisfy the Nasdaq Listing Rules prior to the Company’s next annual shareholders meeting which is expected to take place in July 2022.

Item 7.01.         Regulation FD Disclosure.

On March 1, 2022, the Company issued a press release which contained an announcement of the passing of Mr. Albers. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

The information included in Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description

99.1	Press Release issued by MIND Technology, Inc. on March 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

March 1, 2022	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: President and Chief Executive Officer